UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 10, 2011

GENTOR RESOURCES, INC.

------------------------------------------------------------------

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-130386 (Commission file number)	20-267977 (IRS Employer Identification Number)

First Canadian Place, Suite 7070

100 King Street West

Toronto,  Ontario M5X 1E3

Canada

-------------------------------------------------------------

(Address of principal executive offices)

(416) 366-2221

----------------------------------

(Registrant’s telephone number, including area code)

n/a

----------------------------------

(Former name or former address, if changes since last repot)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-looking Statements

This Current Report on Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future.  Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, as well as, other statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements.  We do not intend to update these forward looking statements.

Section 3 - Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities

Effective as of November 18, 2010, the Company sold 26,000 Units (as defined herein) to a non-U.S. Person (as such term is defined in Rule 902 of Regulation S of the Securities Act of 1933)(the “Purchaser”) for aggregate consideration of US$19,500. Each Unit (each a “Unit”) consists of one (1) share of the $.0001 par value common stock of the Company (the “Common Stock”) and one (1) warrant (a “Warrant”) to purchase one (1) share of Common Stock. The terms of the Warrant provide that the holder thereof is entitled to purchase one share (1) share of Common Stock at a purchase price of ninety cents (US$0.90) per share of Common Stock at any time within twelve (12) months subsequent to the date of the issuance of the Warrant. Neither the Common Stock, the Warrants or the Common Stock underlying the Warrants that comprise the Units nor the sale thereof have be registered under the Securities Act and are “Restricted Securities” as such term is defined by Rule 144 under the Securities Act. The Company claims exemption from the registration provisions of the Securities Act with respect to the Units so issued pursuant to Section 4(2) of the Securities Act (as no public offering was involved) and/or Regulation S under the Securities Act.  The Purchaser, who is an accredited investor (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act), made an informed investment decision based upon negotiation with the Company. The Company believes that the Purchaser has the knowledge and experience in financial matters such that the Purchaser is capable of evaluating the merits and risks of acquisition of the Units.  All certificates representing the Common Stock and the Warrants issued pursuant to the foregoing bear an appropriate legend restricting the transfer of such same, except in accordance with the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated: January 13, 2011

Gentor Resources, Inc.

/s/ Peter Ruxton

By: Peter Ruxton, President and Chief Executive Officer